SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:


[ X ] Preliminary Information Statement

[   ] Confidential, for  Use  of the  Commission  Only  (as  permitted  by  rule
      14c-5(d)(2))

[   ] Definitive Information Statement

                          EASY LIVING INVESTMENTS, INC.
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[   ] No Fee Required.

[ x ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


         1) Title of each class of securities to which transaction applies: $.001 par value common stock

         2)       Aggregate number of securities to which transaction applies:
                            200,000

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                            $.001

         4)       Proposed maximum aggregate value of transaction:
                            200

         5)       Total fee paid:
                            $1

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1)       Amount previously paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                          EASY LIVING INVESTMENTS, INC.
                              11601 E. Lusitano Pl.
                              Tucson, Arizona 85748

                                    27, 2001

         The enclosed Information Statement is being furnished to shareholders of record on August 24, of Easy Living Investments, Inc., a Wyoming corporation, in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the approval and adoption of a merger agreement whereby Easy Living Investments, Inc. will exchange all of its issued and outstanding shares for shares in Cadence Communications, Inc. ("CCI") A copy of the merger agreement is enclosed as Exhibit "A" to the Information Statement.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY

         Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced merger agreement and has determined that the consideration to our shareholders is fair for our merger with Cadence Communications, Inc. Such action will become effective on the closing date of the merger agreement.

         The holder of 80% of our common stock has executed a written consent in favor of the above item. However, under federal law these proposals may not be effected until at least 10 days after this Information Statement has first been sent to our shareholders.

                                              By Order of the Board of Directors



                                                     Daniel L. Hodges
                                                     Chairman of the Board

Tucson, Arizona
--------------------

                        SUMMARY OF INFORMATION STATEMENT

         The following summary highlights selected information from the entire Information Statement and may not contain all of the information that is important to you. You should carefully read this entire information statement, including the "Risk Factors," the financial statements and the related notes and all the attachments for a complete understanding of the combination. In particular, you should read the merger agreement, which is attached as Exhibit "A" to the Information Statement.

The Companies

         We were organized under the laws of the state of Wyoming on September 16, 1997. We are currently an inactive corporation with a class of securities registered under the Securities Exchange Act of 1934. We have not had, since our inception, any significant assets and we have not engaged in any operations other than organizational matters. We were specifically formed to be a "blank check" corporation, for the purpose of either merging with or acquiring an operating company. Our principal executive offices are located at 11601 E. Lusitano Pl., Tucson, Arizona 85748, and our phone number is (520) 731-9890.

         Cadence Communications, Inc., is a privately held corporation organized under the laws of the State of Delaware. CCI was created to be a holding company for communications related enterprises. The sole asset of CCI currently is Technology Two Thousand Ltd. (or "TTTL"), a U.K. based company in the business of IT Recruitment and Resourcing. Some of TTTL's clients include IBM, Equifax, TESCO and Kingfisher/Woolworth. CCI's principal executive offices are located at 9421 Holliday Drive, Indianapolis, IN 46260 and its phone number is (317) 844-7502.

The Combination

         On the Effective Date, CCI will issue 200,000 shares of its $.0001 par value common stock in exchange for 100% of the outstanding stock of ELII, pursuant to the terms and subject to the conditions of the merger agreement. The combined entity will continue operations under the name Cadence Communications, Inc.

Market Price

         There are no public markets for either our common stock or for the common stock of CCI. There have been no known public sales of either our common stock or the common stock of CCI prior to the combination.

Reasons for the Combination

         In evaluating the proposed combination, our management considered criteria such as the value of the assets of CCI, CCI's ability to compete in its market and the present and anticipated business operations of CCI. Based on these criteria, our management determined that the combination was in the best interest of our shareholders.

Votes Required

         Wyoming law provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interest of the corporation when authorized by a vote of the holders of the majority of the stock in a corporation. Wyoming further permits the holders of a majority of the stock in a corporation to approve such an action by written consent without the necessity of holding a meeting. Daniel L. Hodges, holder of 800,000 shares of our common stock, or 80% of our currently outstanding shares, has executed a written consent to take all of the actions set forth in this information statement including ratification of the merger agreement. Therefore, no further vote of our shareholders is required.

Income Tax Consequences of the Combination

         Neither our shareholders nor the members of CCI will recognize gain or loss as a result of the combination.

Dissenter's Rights

         Any shareholder who dissents from the combination is entitled to the rights and remedies of dissenting shareholders as provided in Title 17, Chapter 16 of the Wyoming Statutes, subject to compliance with the procedures set forth in the chapter. A copy of chapter 17-16-1301 to 1331 of the Wyoming Statutes is attached as Exhibit "B" to the Information Statement. See also the section entitled "Dissenter's Rights of Appraisal" contained herein.

Government Regulation

         Our combination with CCI is not subject to federal or state regulatory review.

                              INFORMATION STATEMENT

         This Information Statement has been prepared for the Board by our management. "We," "our," "Achievement" and the "Company" refer to Easy Living Investments, Inc. This Information Statement is first being sent to our stockholders on or about August 27, 2001.

Risks Relating To CCI's Business

         The following risks related to CCI's business, and our business once the combination is consummated, are important for you to consider.

         While CCI is not presently subject to regulatory requirements relating to its business, if it implements its business plan in its present form, it is likely that it will be subject to regulatory requirement, including those of the Federal Communication Commission.

IF CCI DOES NOT COMPLY WITH REGULATORY REQUIREMENTS, ITS BUSINESS MAY BE HARMED.

While CCI is not presently subject to regulatory requirements relating to its business, if it implements its business plan in its present form, it is likely that it will be subject to regulatory requirements, including those of the Federal Trade Commission.



THE MARKET IN WHICH CCI OPERATES IS INTENSELY COMPETITIVE AND ACTIONS BY ITS COMPETITORS COULD HARM ITS BUSINESS

CCI must compete with other communications companies, many of whom are larger, better capitalized, and better connected with institutional purchasers of the company's products and airtime. Barriers to entry in the communications industry are moderate and increased competition could occur. As CCI seeks to expand its business, it will face a greater number of competitors, many of who will be in well-established markets it seeks to penetrate. Accordingly, CCI may not be able to successfully compete against them or any future competitors. Moreover, competitors may be able to respond more quickly to take advantage of new or changing opportunities, technologies and customer preferences and requirements. They also may be able to undertake more extensive promotional activities and offer more attractive rates and other terms to borrowers, gaining a competitive advantage over CCI.



CCI MAY HAVE DIFFICULTY MANAGING FUTURE EXPANSION

CCI's future success will be highly dependent upon its ability to successfully manage the expansion of its operations. CCI's ability to manage and support its growth effectively will be substantially dependent on its ability to implement adequate improvements to financial and management controls, reporting systems, and other procedures and hire sufficient numbers of financial, accounting, administrative, and management personnel. There can be no assurance that CCI will be able to identify, attract, and retain experienced personnel. CCI's future operating results will depend on the ability of its management and other key employees to implement and improve its systems for operations, financial control, and information management, and to recruit, train, and manage its employee base. There can be no assurance that CCI will be able to achieve or manage any such growth successfully or to implement and maintain adequate financial and management controls and procedures, and any inability to do so would have a material adverse effect on our business, results of operations, and financial condition.

RISKS RELATING TO THE COMBINATION

THE CONSIDERATION TO BE PAID TO ELII SHAREHOLDERS WAS DETERMINED BY US AND THE MANAGEMENT OF CCI AFTER NEGOTIATION AND MAY NOT REFLECT ANY RECOGNIZED CRITERIA OF VALUE

The consideration offered by CCI in the combination may not reflect the actual value of our stock and bears no relationship to the assets, book value, earnings, net worth, or any other recognized criteria of value. Consequently, the consideration offered to our shareholders, which can be deemed an offering price for ELII's assets, was determined arbitrarily and solely by us and CCI. In establishing the offering price, our management considered such matters as CCI's financial resources and the general condition of the securities markets. The exchange ratio of the merger should not, however, be considered an indication of our or CCI's actual value. Neither we nor CCI obtained a fairness opinion in connection with the combination.

OUR SHAREHOLDERS WILL HAVE LESS INFLUENCE OVER THE COMBINED COMPANY AS A RESULT OF THE COMBINATION

As a result of the combination, the percentage interest of our shareholders will decline to 8% of the combined company's outstanding voting shares after the combination and therefore our ability to influence the management of the combined company will be significantly diminished.

CCI MAY NOT BE PROFITABLE

CCI has generated only marginal revenues from its operations. CCI's management and our management believe that after the combination the combined company will soon thereafter begin to generate revenues from operations. However, we cannot assure you that the combined company will generate revenues after the combination.

THERE IS NO MARKET  FOR YOUR  SHARES AND YOU MAY NOT BE ABLE TO SELL THEM

There has been no trading market for our common stock. Although we will be applying to list the newly combined company's common stock on the OTC Bulletin Board, there can be no assurance that our application will be granted and there can be no assurance that an active market will develop for our common stock. Therefore, it may be difficult to sell your shares if you should desire or need to sell.

Once we have received shares of CCI's common stock in the combination, we do not know how that common stock will trade. The market price of our common stock may fluctuate significantly due to a number of factors, some of which may be beyond our control, including:

o        the  potential   absence  of  securities   analysts   covering  us  and
         distributing research and recommendations about us;

o the liquidity of our common stock will be low because only 200,000 shares will be in the hands of non-affiliates of the company and such shares are not eligible for sale under exemptions from registration under the Securities Act of 1933 and must be registered with the SEC prior to resale in the market;

o changes in earnings estimates by securities analysts or our ability to meet those estimates;

o the operating results and stock price performance of other comparable companies;

o        overall stock market fluctuations; and

o economic conditions generally and in the communications industry in particular.

Any of these factors could have a significant and adverse impact on the market price of our common stock. In addition, the stock market in general has experienced extreme volatility and rapid decline that has often been unrelated or disproportionate to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock, regardless of our actual operating performance.

CCI'S STOCK MAY BE SUBJECT TO  PENNY  STOCK  REGULATION

Cadence Inc.'s common stock may be considered penny stock and would be, therefore, subject to the Securities Enforcement Remedies and Penny Stock Reform Act of 1990. Penny stock, as defined by the Penny Stock Reform Act, is any equity security not traded on an exchange or quoted on Nasdaq that has a market price of less than $5.00 per share. This classification requires additional disclosure in connection with any trades, including the delivery to purchasers, prior to any penny stock transaction, or a disclosure schedule explaining the penny stock market and the associated risks. The regulations applicable to penny stocks could severely limit the market liquidity of the company's common stock and could limit your ability to sell securities in the secondary market.


                           Forward Looking Statements


         This information statement/prospectus contains or incorporates by reference certain forward looking statements with respect to our financial condition, results of operations and business and, assuming the consummation of the combination, the proposed combination with CCI. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the industry, the economy, technological changes and the competition.

               Unaudited Pro Forma Condensed Financial Information


         The following Proforma Unaudited Financial Statements have been prepared in order to present consolidated financial position and results of operations for CCI and us as if the combination had occurred as of January 1, 2001.

         On July 26, 2001, we entered into a merger agreement whereby, subject to shareholder approval, we will be issued 200,000 shares of the common stock of Cadence Communications, Inc., in exchange for 100% of our outstanding shares of Easy Living Investments, Inc. We are an inactive publicly registered shell corporation with no significant assets or operations. CCI will be the surviving entity in the combination. The transaction is accounted for using the purchase method of accounting.

         The value of the stock to be issued was the historical cost of ELII's net tangible assets, which did not differ materially from their fair value. In accordance with Accounting Principles Opinion No. 16, Cadence Communications, Inc. is the acquiring entity.

         The unaudited pro forma condensed financial data have been prepared by our management and the management of CCI based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. This pro forma data may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information for us and for CCI (including the notes thereto) included in this Form. See "Financial Statements."

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                                December 31, 2000




         See accompanying notes to unaudited pro forma condensed financial information.



                                (To be provided)

                    UNAUDITED PRO FORMA STATEMENTS OF LOSSES

                      FOR THE YEAR ENDED December 31, 2000









         See accompanying notes to unaudited pro forma condensed financial information.



                                (To be provided)

          NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION



                                (To be provided)

                            Terms of the Combination


Conditions to the Combination

         Our obligations and those of CCI to consummate the merger are subject to the satisfaction or written waiver of the following conditions:

o The absence of actual or threatened proceedings before a court or other governmental body relating to the merger;

o Performance by us and CCI of each party's obligations under the merger agreement;

o The accuracy, in all material respects, of the representations and warranties given by us and CCI in the merger agreement; and

o        The receipt of certificates from CCI and us.

         The merger agreement is attached as Exhibit "A" to this Information Statement.

                         DISSENTER'S RIGHTS OF APPRAISAL

         Any shareholder who dissents from the combination with CCI is entitled to the rights and remedies of dissenting shareholders as provided in Title 17, Chapter 16 of the Wyoming Statutes, subject to compliance with the procedures set forth in such chapter. A copy of ss.ss. 17-16-1301 to 1331 of the Wyoming Statutes is attached as Appendix D to this Information Statement.

         A dissenting shareholder may not challenge the corporate action creating his entitlement to dissenter's rights unless the action is unlawful or fraudulent.

         A notice of dissenter's rights must be sent no later than ten days after the effectuation of the corporate action creating the dissenter's rights, this Information Statement constitutes such notice. A dissenting shareholder must demand payment by completing and executing a "Demand for Payment," a form which is attached hereto as Appendix E, and returning all share certificates to the Company at the following address:

                          Easy Living Investments, Inc.
                          Attn: Daniel L. Hodges, President
                          11601 E. Lusitano Pl.
                          Tucson, Arizona 85748

         All demands for payment must be received within 30 days from this date of notice. Any shareholder who fails to demand payment or deposit his or her certificates where required by such date forfeits his or her payment.

         We must pay the dissenter within 30 days after receipt of a demand for payment the amount we estimate to be the fair value of the shares plus accrued interest. We must include with the payment a copy of our balance sheet as of the end of a fiscal year ending not more than 16 months before the payment date, an income statement for that year, a statement of changes in shareholders equity for that year, and the latest available interim financial statements. We must also provide a statement of our estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of dissenter's rights to demand payment and a copy of the Wyoming Revised Statute ss.ss. 17-36-1301 to 1331, inclusive.

                                  The Companies

Easy Living Investments, Inc.

         Since its inception on September 16, 1997, Easy Living Investments, Inc., a Wyoming corporation, has not engaged in any operations other than organizational matters. It was formed specifically to be a "blank check" or "clean public shell" corporation, for the purpose of either merging with or acquiring an operating company with operating history assets. We are currently an inactive publicly registered shell corporation with no significant assets or operations. We have not been involved in any litigation nor have we had any prior regulatory problems or business failures. We are not traded on any public market and we have never paid dividends. As of July 25, 2001 we have 26 shareholders.

         Our executive offices are located at 11601 E. Lusitano Pl., Tucson, Arizona 85748. Our telephone number is (520) 731-9890. Our President, Secretary and sole director is Daniel L. Hodges.

         As the sole director, Mr. Hodges has commenced implementation of our principal business purpose, which is to seek merger or acquisition candidates. We have sought to acquire assets or shares of an entity actively engaged in business and which generates revenues, in exchange for our securities. We have not and will not, if the combination is not consummated, limit our search to any particular field or industry.

         Mr. Hodges has a controlling interest in numerous shell companies, which seek or have effected mergers or acquisitions similar to that which we seek. In the past, Mr. Hodges has typically sold his controlling shares in the shell companies for cash. The other shareholders of the shell companies received shares in the applicable new company as a result of the merger or acquisition. In this combination, Mr. Hodges will be receiving shares of CCI and no cash.

         Competition. We are not a significant participant in the market for business combinations with, or financing of, development stage enterprises. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than we have in this field. In view of our limited financial resources and management availability, we continue to be at a significant competitive disadvantage.

         Regulation and Taxation. We believe that we have structured the combination in such a manner as to minimize federal and state tax consequences to us and to CCI and its shareholders.

         Intellectual Property.  We own no intellectual property of any kind.

         Employees. We have no full-time or part-time employees. Mr. Hodges, our sole officer and director, has agreed to allocate a nominal portion of his time to our activities without compensation.

         Legal Proceedings. We are not subject to any pending litigation, legal proceedings or claims.



Our Management's Discussion and Analysis of Financial Condition and Results of Operation

         We are an inactive publicly registered shell corporation with no significant assets or operations. There are no trends that will result in or are likely to result in our liquidity increasing or decreasing. We have no material commitments for capital expenditures as of the end of the latest fiscal period. We do not anticipate performing research and development for any products during the next twelve months. We have no full or part time employees and do not anticipate hiring any employees during the next twelve months. We are a public shell corporation created as a vehicle to acquire or merge with another corporation who seek perceived advantages of a publicly held corporation. We have, and likely will continue to have, insufficient capital to engage in any operations other than acquiring or merging with another company.

Cadence Communications, Inc.

General

         Cadence Communications, Inc. was incorporated under the laws of the State of Delaware in March, 2000 to be a holding Company to acquire and streamline existing communications related companies. In September 2000, the Company acquired Technology Two Thousand Ltd., a UK based IT Recruitment company. Technology Two Thousand Ltd. has been in operation since the early 1990's and provides IT recruitment and resourcing.

         Currently, CCI is actively seeking other companies in a variety of other industries such as broadcasting companies, including radio stations and Cable TV, internet advertising and marketing, internet music and films, professional basketball and pawnshops.

         Cadence's management intends to pursue acquisitions in industries in which they have experience including broadcasting companies, cable TV, internet advertising and marketing, internet music and films and high tech recruitment companies.


Legal Proceedings.

         CCI is not subject to any pending litigation, legal proceedings or claims.



Employees

         As of July 25, 2001, CCI has 1 employee, combined at all locations, substantially all of whom are employed full-time. None of CCI's employees are represented by a union. CCI considers its relations with its employees to be satisfactory.



Description of CCI Capital Stock

         CCI's authorized stock is 100,000,000 shares of $.0001 par value. It is a Delaware corporation. There are presently 4,000,000 shares issued and outstanding.



Easy Living Investments, Inc. Common Stock

         We are authorized to issue up to 100,000,000 shares of common stock, $.001 par value per share. As of July 25, 2001, there were 1,000,000 common shares issued and outstanding held by 26 shareholders. There is no public market for our common stock.

         The rights of holders of common stock are subject to the rights of holders of any preferred stock that may be issued in the future. All outstanding shares of common shares of common stock are duly authorized, validly issued, fully paid and nonassessable. Upon liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all net assets available for distribution to shareholders after payment to creditors. The common stock is not redeemable and has no preemptive or conversion rights.

         After the closing of the combination, our board of directors will wind up the Company for dissolution with the State of Wyoming in accordance with the proposed Merger Agreement.



Voting Rights

         Holders of our common shares are entitled to one vote per share on all matters submitted for shareholders vote. A majority of the outstanding shares entitled to vote constitute a quorum and action generally is taken by a majority of the votes cast.



Dividends

         Holders of common stock are entitled to receive dividends out of assets legally available for this purpose at the times and in the amounts as the Board of Directors may from time to time determine. Holders of common stock will share equally on a per share basis in any dividend declared by the Board of Directors.

         We have not paid any dividends on our common stock and do not anticipate paying any cash dividends in the foreseeable future.

Merger or Consolidation

         In the event of a merger or consolidation, holders of our common stock will vote as a class and such action shall be approved by a vote of a majority of the shares entitled to vote being necessary for approval. In any merger or consolidation, holders of common stock must be treated equally per share.

Security Ownership of Our Shares By Certain Beneficial Shareholders

         (i) the only person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, and (ii) is our sole director and executive officer. Mr. Hodges has sole voting and investment power as to the shares shown.

         As of July 25, 2001, Daniel L. Hodges was:

         Name and Address of Beneficial Owner     Amount                       Percent
         ---------------------------------------- ---------------------------- --------------------------
         Daniel L. Hodges                         800,000                      80%
         President and Director
         11601 E. Lusitano Pl.
         Tucson, AZ  85748


         After the merger our shareholders will own 200,000 shares or 8% of the combined company.

Executive Compensation of our Directors and Officers

         Mr. Hodges, the sole officer and director has not received any compensation, at any time.

Shareholder Proposals

         If the combination is not consummated, we may hold an annual meeting of shareholders during 2002. In the event such a meeting is held, any shareholder notice of a proposal intended to be presented at such meeting must be received at our principal offices no later than the close of business of the sixtieth day prior to the meeting, unless the public announcement is first made by us fewer than seventy days prior to the date of such annual meeting, then the notice must be received by the close of business on the tenth day following the day on which the public announcement of the date of such annual meeting.

         A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business and (v) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, in his capacity as a proponent of a shareholder proposal. Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholder's meeting, shareholders must provide notice as required by the regulations promulgated under the 1934 Act.

Management Following the Combination

         The following table sets forth the names, positions and ages of the directors and executive officers of our directors and officers following the merger. All directors are elected at each annual meeting and serve for one year and until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.

Name of Director/Officer   Age      Position(s) With Company

Malcolm Coster                              Chairman

Joe Newman                                  Director/President/CEO

Herman Meury                                Director/Secretary & Treasurer

Peter Bailey                                Director

Malcolm Coster

Mr. Coster, a native of the United Kingdom, is currently Chairman and CEO of Ramesys Holdings, Ltd., a UK based high tech company. An experienced businessman who has held the most senior international positions in both management consultancy and information technology industries, Mr. Coster was formerly Group Chief Executive of Lorien PLC; President of Europe-Middle East and Africa for
Unisys Corporation; Chairman of International Business Development Group; Managing Director of James Martin Associates and an executive with British Petroleum Company PLC.

Joe Newman

Mr. Newman is currently President/CEO of Alliance Broadcasting Group Inc., a U.S. based company that owns radio stations in South Carolina, North Carolina and Florida. An entrepreneur with a background in a variety of communications and advertising industries, Mr. Newman is the Co-Founder of the ABA 2000, a U.S. based professional basketball league; Co-owner, President/CEO of the Indiana Legends basketball team; formerly President/CEO of Joe Newman Advertising Inc.; President of the Remote Unit, Inc., an audio-video production company and an owner of Kentucky Fried Chicken franchises.

Herman Meury

Mr. Meury is currently President/CEO of The Accounting Store LLC, an Indianapolis based accounting firm. A CPA for over 30 years with the Allison Division of General Motors, Mr. Meury's roles prior to his early retirement included Property Accounting and Supervisor of Cost Accounting in Syracuse, New York; General Motors Audit Staff, Comptroller, New York Truck Center; Manager of Auditing of the GM Overseas Corporation; Manager of Pricing of Allison Division and Aircraft Engines; Manager of Budgets, Allison Transmission; and developed computers and computer systems for Detroit Diesel Allison.

Peter Bailey

Mr. Bailey, a native of the United Kingdom, is currently a self-employed venture capitalist. Formerly, Mr. Bailey was Chairman/CEO of Palma Group PLC, later known as Pex PLC, a UK based manufacturing company specializing in hosiery; and Chairman and Managing Director of Dalkeith Knitwear.

Our Principal Shareholder

         As of August 23, 2001, Daniel L. Hodges holds 800,000 shares of our common stock, which represents 80% of our issued and outstanding capital stock. He is also our sole director and executive officer. Twenty-five shareholders hold the remaining 200,000 shares of our common stock none of which own in excess of 1% of our shares.

      ANNUAL REPORT ANNUAL REPORT ANNUAL REPORT ANNUAL REPORT ANNUAL REPORT

         Our Annual Report on Form 10-K with certified financial statements required to be filed for the fiscal year ended December 31, 2000, is incorporated into this Notice and Proxy Statement by this reference and accompanies this Notice and Proxy Statement. Any exhibit to the annual report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on August 23, 2001. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

         WHO  SHOULD  I CALL  IF I HAVE  QUESTIONS?WHO  SHOULD  I CALL IF I HAVE
QUESTIONS?WHO  SHOULD  I CALL IF I HAVE  QUESTIONS?WHO  SHOULD  I CALL IF I HAVE
QUESTIONS?WHO SHOULD I CALL IF I HAVE QUESTIONS?WHO SHOULD I CALL IF I HAVE QUESTIONS?WHO SHOULD I CALL IF I HAVE QUESTIONS?

         If you have questions about the Annual Meeting or voting, please call Daniel L. Hodges, our sole officer. Mr. Hodges may be reached at (520) 731-9890.